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                     FIRST AMERICAN INVESTMENT FUNDS, INC.
                      SUPPLEMENT DATED AUGUST 31, 2007 TO
               TAX FREE INCOME PROSPECTUS DATED OCTOBER 30, 2006,
                           AS PREVIOUSLY SUPPLEMENTED

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This information supplements the Tax Free Income Prospectus of First American
Investment Funds, Inc. ("FAIF"), dated October 30, 2006, as previously supplemented June 12, 2007 (the "Prospectus"). This supplement and the Prospectus constitute a current Prospectus. To request a copy of the Prospectus, please call 800-677-FUND.

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The following replaces footnote 1 under "Fund Summaries--Fees and
Expenses--Annual Fund Operating Expenses" for Class A shares on page 12 of the
Prospectus:

   1 Total Annual Fund Operating Expenses are based on the funds' most recently completed fiscal year, absent any expense reimbursements or fee waivers, restated to reflect current fees. Effective September 1, 2007, the advisor has agreed, in addition to other fee waivers and expense reimbursements, to reimburse an amount of Class A share Rule 12b-1 fees equal to 0.10%, 0.10% and 0.20% of average daily net assets for California Tax Free Fund, Minnesota Tax Free Fund and Tax Free Fund, respectively. Taking these 12b-1 fee reimbursements into account, the advisor intends to voluntarily waive fees and reimburse other fund expenses through at least June 30, 2008 so that total Class A share annual fund operating expenses, after waivers, do not exceed 0.65% for California Tax Free Fund, 0.75% for Arizona Tax Free Fund, Colorado Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund and Tax Free Fund, 0.85% for Minnesota Tax Free Fund, and 0.95% for Missouri Tax Free Fund.























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